FIRST QUARTER 2026 INVESTOR PRESENTATION April 21, 2026 Exhibit 99.2

FORWARD - LOOKING STATEMENTS Greensboro Raleigh Charlotte Charleston Summerville Greenville Columbia Atlanta GEORGI A South Carolina North Carolina 2 During the course of this presentation, management may make projections and forward - looking statements regarding events or the future financial performance of Southern First Bancshares, Inc. We wish to caution you that these forward - looking statements involve certain risks and uncertainties, including a variety of factors (including a downturn in the economy, greater than expected interest and non - interest expenses, increased competition, fluctuations in interest rates, regulatory actions, excessive loan losses and other factors) that may cause Southern First’s actual results to differ materially from the anticipated results expressed or implied in these forward - looking statements. Therefore, we can give no assurance that the results contemplated in the forward - looking statements will be realized. Investors are cautioned not to place undue reliance on these forward - looking statements and are advised to review the risk factors that may affect Southern First’s operating results in documents filed by Southern First Bancshares, Inc. with the Securities and Exchange Commission, including the annual report on Form 10 - K and other required filings. Southern First assumes no duty to update the forward - looking statements made in this presentation.

Company Overview A CORPORATE PROFILE □ Headquartered in Greenville, SC x Founded in 2000 □ Efficient branch footprint in some of the most dynamic markets in the Southeast x 12 branches located in 8 fast - growing Southeast metropolitan markets □ Relationship - driven commercial banking model x Targeted clients include small to medium sized businesses, business owners and professionals x Supported by significant investment in technology □ Focused on organic growth versus M&A □ Simple business model OPERATING MARKETS Greensboro Raleigh Charlotte Charleston Summerville Greenville Columbia Atlanta GEORGI A South Carolina North Carolina Relationship Banking with 25+ Years of Service Excellence 3

Company Overview Greensboro Raleigh Charlotte Charleston Summerville Greenville Columbia Atlanta GEORGI A South Carolina North Carolina Market Data and Financial Snapshot for Q1 2026 Market Data MRQ Financial Metrics Q1 2026 Financial Highlights □ Diluted EPS of $1.19, up 83% YoY □ NIM of 2.88% ⁴, up 16 bps QoQ and 47 bps YoY □ Total loans ² of $3.9 billion, up 7% YoY □ Total deposits of $3.9 billion, up 7% YoY □ Retail deposits ⁵ of $3.4 billion, up 12% YoY □ Non - performing assets (“NPAs”) to total assets of 0.26% and past due loans to total loans of 0.20% □ Book value per share of $46.00, up 2% QoQ and 11% YoY □ Zero intangible assets $544 Million Market Capitalization 124% Price / Book Value Per Share 10.7x Price / Est. 2026 EPS ¹ 9.0x Price / Est. 2027 EPS ¹ $4.6 Billion Total Assets $3.9 Billion Total Loans ² $3.9 Billion Total Deposits 8.29% TCE / TA ³ 0.91% Return on Average Assets 10.67% Return on Average Equity 2.88% Net Interest Margin ⁴ 0.01% Net Charge - offs / Average Loans Note: Financial data as of or for the period ended March 31, 2026; market data as of April 17, 2026 1) Based on consensus Wall Street analyst estimates for diluted earnings per common share as of April 17, 2026 2) Excludes mortgage loans held for sale 3) The tangible common equity ratio is calculated as total equity less preferred stock divided by total assets 4) The tax - equivalent adjustment to net interest income adjusts the yield for assets earning tax - exempt income to a comparable yiel d on a taxable basis 5) Retail deposits defined as total deposits less wholesale deposits; wholesale deposits consist of brokered deposits totaling $ 501 .7 million as of March 31, 2026 4

Company Overview Key Investment Highlights Profitability momentum highlighted by continued balance sheet repricing opportunities, improving cost of funds, and efficient delivery model Experienced, founder - led management team with 25+ year focus on creating a unique client experience and producing returns for shareholders Strong asset quality results driven by a robust risk management culture and a focus on relationship banking Long track record and demonstrated ability to produce balance sheet growth organically and through de novo market expansion Operating in highly attractive dynamic Southeast metro markets, resulting in scarcity value and a differentiated growth profile 5

Company Overview Who We Are Our Mission Our mission is to impact lives in the communities we serve Our Culture We focus on the things that matter most: family, community, and teamwork Our Purpose We exist to enable dreams, earn trust, and exceed expectations Relationship driven with a focus on exceptional service and authentic hospitality Embrace technology and the evolution of our industry Committed to organic growth versus M&A Superb at managing risk – credit risk and enterprise risk Highly efficient delivery system – branch light footprint Located in major metro, high - growth Southeastern markets Dedicated to an entrepreneurial, team - focused culture that results in high career satisfaction Utilize a strong relationship mortgage component to augment noninterest income Proven and driven leadership team Lead and operate with wisdom and clarity 6

Company Overview Business Model Provides a Distinct Competitive Advantage A Relationship Model Commercial Real Estate Loans Commercial Business Loans Deposit and Treasury Services Other Consumer Loans Consumer Real Estate and Home Equity Loans Construction Real Estate Loans Relationship Team Client A Business Strategy □ Focus on profitable organic growth in our metro markets □ Provide a distinctive client experience □ Maintain a rigorous risk management infrastructure with an efficient delivery model □ Attract talented banking professionals with a relationship focus x Hired 30 new bankers in the last 4 years; 5 hires YTD in 2026 7

Company Overview Presence in High - growth Metro Markets 2025 2025 2026 20 - '26 26 - '31 Year Deposits Deposits Population Pop. Change Proj. Pop Market Entered Offices ($M) (%) (#000s) (%) Change (%) State South Carolina 2000 8 2,782 76% 5,593 9.3 6.1 Georgia 2017 1 470 13% 11,314 5.6 3.7 North Carolina 2016 3 405 11% 11,238 7.6 5.1 MSA Greenville, SC 2000 4 1,777 49% 1,018 9.7 6.6 Charleston, SC 1 2012 3 705 19% 893 11.7 7.5 Atlanta, GA 2017 1 470 13% 6,500 6.5 4.2 Columbia, SC 2007 1 300 8% 882 6.4 4.8 Raleigh, NC 2016 1 221 6% 1,612 14.0 8.3 Greensboro, NC 2018 1 128 4% 808 4.0 3.3 Charlotte, NC 2021 1 56 2% 2,959 11.2 7.2 Weighted Avg. SFST MSAs 9.5 6.3 Nationwide Average 3.5 2.6 Note: Deposit data as of June 30, 2025 1) Charleston, SC MSA includes the city of Summerville, SC, which SFST entered in 2018 Source: S&P Capital IQ Pro 8

$21.8 $20.2 $20.9 $20.5 $20.1 $21.1 $22.3 $24.2 $25.1 $27.1 $29.5 $30.1 $32.3 $17.1 $17.4 $17.3 $17.0 $18.1 $18.6 $18.0 $18.5 $18.8 $19.3 $18.9 $18.4 $20.0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Core Revenue ¹ ($M) Noninterest Expense ($M) □ Core revenue ¹ has increased 60% since Q1 2024 □ Revenue momentum is expected to continue through NIM expansion and strong loan growth □ Noninterest expense has only increased 6% since Q1 2025 x Expense management, one of our core competencies, is enabled by our efficient operating model □ Our noninterest expense to average asset ratio has steadily improved Company Overview Operating Leverage Trends are Improving 1) Defined as net interest income, plus total noninterest income, less mortgage banking income 2023 2024 2025 2026 1.84% NIE / Avg. Assets +60% 9

Company Overview

Substantial Balance Sheet Repricing Opportunities Exist

- **NIM increased 47 bps versus Q1 2025 and 16 bps versus Q4 2025**
- **Balance sheet is well-positioned for the current interest rate and business environment**
- **Non-contractual loan payoffs with rates <6% were $23 million in Q1 2026, which added to the velocity of repricing**
- **Average yield on new loan production in Q1 2026 was 6.49%**
- **We are lowering deposit rates opportunistically and expect to benefit from maturities of higher cost CDs**
- **Average cost of new retail [1] deposits in Q1 2026 was 2.55%**

Fixed Rate Loan Repricing <6% [2]



Principal Balance ($M)
Weighted Avg. Rate
$116
$99
$94
$85
$295
$248
4.01%
3.88%
3.88%
3.75%
4.34%
3.66%
Q2 2026
Q3 2026
Q4 2026
Q1 2027
Year 2*
Year 3*

Time Deposit Contractual Maturities



Retail CDs ($M)
Wholesale CDs ($M)
Weighted Avg Rate - Retail CDs
Weighted Avg Rate - Wholesale CDs
$142
$122
4.12%
3.43%
$164
$135
4.02%
3.39%
$57
$134
4.01%
3.45%
$28
3.18%
$1
1.69%
Q2 2026
Q3 2026
Q4 2026
Q1 2027
Q2 2027

Note: Illustrative of current balance sheet composition and contractual repricing characteristics based on existing asset and liability positions as of March 31, 2026; information derived from the Company's internal asset-liability management analysis and publicly reported balances

1) Retail deposits defined as total deposits less wholesale deposits; wholesale deposits consist of brokered deposits totaling $501.7 million as of March 31, 2026
2) Loan repricing estimates include scheduled amortization, prepayments and rate resets

* Year 2 represents April 2027 – March 2028; Year 3 represents April 2028 – March 2029

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Financial Highlights

Demonstrated Ability to Drive Meaningful Balance Sheet Growth

Total Assets ($M)



$2,483
$2,926
$3,692
$4,056
$4,088
$4,403
$4,578
SFST CAGR: 12.4%
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y
Q1 2026

Total Loans ($M) [1]



$2,143
$2,490
$3,273
$3,603
$3,632
$3,845
$3,942
SFST CAGR: 12.3%
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y
Q1 2026

Total Deposits ($M)



$2,143
$2,564
$3,134
$3,380
$3,436
$3,717
$3,873
SFST CAGR: 11.9%
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y
Q1 2026

Common Equity ($M)



$228
$278
$295
$312
$330
$369
$379
SFST CAGR: 10.2%
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y
Q1 2026

1) Excludes loans held for sale

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Financial Highlights Recent Profitability Improvement Has Been Substantial 1) Shown on a tax - equivalent basis; the tax - equivalent adjustment to net interest income adjusts the yield for assets earning tax - e xempt income to a comparable yield on a taxable basis 2) Noninterest expense divided by the sum of net interest income and noninterest income Return on Average Assets (%) Return on Average Equity (%) Efficiency Ratio (%) ² 0.76% 1.75% 0.90% 0.34% 0.38% 0.72% 0.91% 2020Y 2021Y 2022Y 2023Y 2024Y 2025Y Q1 2026 8.49% 18.64% 10.20% 4.44% 4.84% 8.73% 10.67% 2020Y 2021Y 2022Y 2023Y 2024Y 2025Y Q1 2026 50.15% 53.83% 58.71% 78.65% 78.54% 63.96% 59.22% 2020Y 2021Y 2022Y 2023Y 2024Y 2025Y Q1 2026 Net Interest Margin - Tax - equivalent (%) ¹ 3.48% 3.45% 3.19% 2.07% 2.06% 2.57% 2.88% 2020Y 2021Y 2022Y 2023Y 2024Y 2025Y Q1 2026 12

Financial Highlights History of Strong Earnings and Book Value Growth over Long Term 1) Q1 2026 diluted EPS is presented on both a quarterly actual and an annualized basis Diluted Earnings per Share ($) ¹ $1.55 $1.94 $1.76 $2.88 $3.58 $2.34 $5.85 $3.61 $1.66 $1.91 $3.72 $1.19 $4.76 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 2021Y 2022Y 2023Y 2024Y 2025Y Q1 2026 Book Value per Share ($) $14.98 $17.00 $20.37 $23.29 $26.83 $29.37 $35.07 $36.76 $38.63 $40.47 $44.89 $46.00 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 2021Y 2022Y 2023Y 2024Y 2025Y Q1 2026 13

□ NIM of 2.88% for Q1 2026, up 47 bps and 16 bps compared to Q1 2025 and Q4 2025, respectively □ Average loan yield has improved despite the Fed lowering interest rates, while deposit costs have declined from 2024 levels □ Average rate on new loan production remains above the average loan yield (+116 bps for Q1 2026) □ Continued NIM improvement is expected; additional interest rate cuts by the Fed would accelerate expansion Financial Highlights Net Interest Margin 1) Shown on a tax - equivalent basis; the tax - equivalent adjustment to net interest income adjusts the yield for assets earning tax - e xempt income to a comparable yield on a taxable basis Net Interest Margin Dynamics 14 3.48% 3.45% 3.19% 2.07% 2.06% 2.57% 2.88% 4.42% 3.96% 3.98% 4.75% 5.15% 5.28% 5.33% 0.63% 0.17% 0.64% 2.72% 3.15% 2.68% 2.37% 2020Y 2021Y 2022Y 2023Y 2024Y 2025Y Q1 2026 NIM ¹ Average Loan Yield Average Cost of Deposits

262% 271% 247% 236% 236% 77% 79% 57% 45% 49% 2022Y 2023Y 2024Y 2025Y Q1 2026 CRE Concentration ADC Concentration □ Well - diversified loan portfolio reflective of the balanced state of our markets □ Loan ¹ growth was 10.2% annualized for Q1 2026, with owner occupied real estate and business contributing ~83% of net growth Financial Highlights Diversified Loan Portfolio Note: Information as of March 31, 2026, unless otherwise noted 1) Excludes loans held for sale 2) Bank level financial information shown CRE and ADC Concentration Ratios 2 Loan Portfolio Composition ¹ Growth Over Time ($M) ¹ 2ZQHU RFFXSLHG5( 1RQ RZQHU RFFXSLHG5( &RQVWUXFWLRQ %XVLQHVV 5HDO(VWDWH +RPH HTXLW\ &RQVWUXFWLRQ 2WKHU Total Loans $3.94 Billion 15

□ Total deposit growth was 17.1% annualized for Q1 2026; retail ¹ deposit growth was 26.6% annualized for Q1 2026 □ Loan - to - deposit ratio 2 decreased 167 bps to 101.8% from year - end 2025 Financial Highlights Deposit Franchise Note: Information as of March 31, 2026, unless otherwise noted 1) Retail deposits defined as total deposits less wholesale deposits 2) Excludes mortgage loans held for sale Loan - to - Deposit Ratio 2 Deposit Composition Growth Over Time ($M) 1RQ ΖQWHUHVW %HDULQJ &KHFNLQJ ΖQWHUHVW %HDULQJ &KHFNLQJ 0RQH\ 0DUNHW 6DYLQJV 5HWDLO&'V :KROHVDOH &'V < < < < 4 Total Deposits $3.87 Billion 16

□ Q1 2026 noninterest income grew 13.7% YoY to $3.5 million, driven by deposit service fees within treasury management □ No planned acquisitions of fee income businesses (e.g., wealth management, insurance, etc.) Financial Highlights Noninterest Income Select Noninterest Income Metrics Composition Over Time ($000) Mortgage Activity ($M) < < < < 4 2WKHU %2/Ζ $70 'HELW&DUG)HHV 6HUYLFH)HHV 0RUWJDJH%DQNLQJ < < < < 4 1RQLQWHUHVWΖQFRPH 5HYHQXH 1RQLQWHUHVWΖQFRPH $YJ $VVHWV 17

Financial Highlights

Noninterest Expense

- 2025 noninterest expense increased 6.3% YoY to $20.0 million; driven primarily by seasonal expense increases mainly related to compensation and benefits; NIE / avg. assets of 1.84% for Q1 2026
- Opportunistic approach to hiring; targeting top talent in the right markets at the right time

Select Noninterest Expense Metrics



Noninterest Expense / Avg. Assets
Efficiency Ratio 1
1.95%
1.75%
1.79%
1.78%
1.84%
58.71%
78.65%
78.54%
63.96%
59.22%
2022Y
2023Y
2024Y
2025Y
Q1 2026

Composition Over Time ($000)



Compensation
Occupancy
Data costs
Insurance
Professional fees
Marketing
Other
$62,933
$68,827
$73,326
$75,534
$20,015
2022Y
2023Y
2024Y
2025Y
Q1 2026

Deposits per Branch ($M)



Total Deposits per Branch
Retail Deposits per Branch 2
$262
$282
$286
$310
$323
$241
$250
$240
$264
$281
2022Y
2023Y
2024Y
2025Y
Q1 2026

1) Noninterest expense divided by the sum of net interest income and noninterest income
2) Retail deposits defined as total deposits less wholesale deposits; wholesale deposits consist of brokered deposits totaling $501.7 million as of March 31, 2026

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$2.6 $4.0 $10.9 $14.1 $11.9 0.07% 0.10% 0.27% 0.32% 0.26% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 2022Y 2023Y 2024Y 2025Y Q1 2026 Nonperforming Assets ($M) NPAs / Assets (%) ($1.4) $0.2 $1.3 $0.1 $0.1 (0.05%) 0.00% 0.04% 0.00% 0.01% ($1.5) ($1.0) ($0.5) $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 2022Y 2023Y 2024Y 2025Y Q1 2026 Net Charge-offs ($M) NCOs / Average Loans (%) $38.6 $40.7 $39.9 $42.3 $43.4 1.18% 1.13% 1.10% 1.10% 1.10% $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 $55.0 $60.0 2022Y 2023Y 2024Y 2025Y Q1 2026 Allowance for Credit Losses ($M) ACL / Loans (%) □ NPAs / assets of 0.26% at March 31, 2026, and NCOs / average loans of 0.01% for Q1 2026 □ Commercial criticized and classified loans equal 0.68% and 0.17% of loans, respectively Financial Highlights Asset Quality Note: Information as of March 31, 2026, unless otherwise noted 1) NPAs / Assets = (Nonaccrual Loans + OREO) / Total Assets ACL / Gross Loans (%) NPAs / Assets (%) ¹ NCOs / Average Loans (%) 19

□ Regulatory capital ratios have increased as profitability has improved □ $11.5 million of subordinated notes due 2029 remain x Redeemed $11.5 million in Q3 2024 x Floating rate of 3 - month SOFR + 340.8 bps x Diminishing Tier 2 capital treatment □ Robust combination of on - balance sheet liquidity and contingent sources of liquidity Financial Highlights Capital Overview Note: Information as of March 31, 2026 and does not include the impact of our recent follow - on offering of common stock 1) The tangible common equity ratio is calculated as total equity less preferred stock divided by total assets Consolidated Capital Ratios 7.9% 8.3% 8.8% 9.1% 10.8% 11.0% 11.2% 11.4% 12.7% 12.8% Q1 2025 Q1 2026 Tangible Common Equity / Tangible Assets ¹ Tier 1 Leverage Ratio CET1 Ratio Tier 1 RBC Ratio Total RBC Ratio 20

Financial Highlights

Pro Forma Impact of Public Offering of Common Stock

- **Closed an underwritten public offering of common stock on April 17, 2026**
  - ✓ 1,207,500 shares of common stock sold at $54.00 per share, including 157,500 shares of common stock sold pursuant to the underwriters' option
  - ✓ Represents gross proceeds of approximately $65.2 million before discounts and expenses
- **Supports execution of SFST's dynamic organic growth strategy**
- **Use of net proceeds includes redemption of $11.5 million of remaining subordinated notes due 2029**
  - ✓ Annual pre-tax interest expense savings of approximately $825k

	As of March 31, 2026	
In thousands, except per share data	SFST	SFST
Balance Sheet Data	**As Reported**	**Pro Forma [3]**
Total Assets	$4,578,402	$4,628,184
Total Shareholders' Equity	$379,413	$440,695
Common Shares Outstanding	8,248	9,456
Book Value per Share	$46.00	$46.61
Capital Ratios		
Tangible Common Equity / Tangible Assets [1]	8.29%	9.52%
Tier 1 Leverage Ratio	9.05%	10.32%
Common Equity Tier 1 Ratio	11.05%	12.77%
Tier 1 Risk-Based Capital Ratio	11.42%	13.13%
Total Risk-Based Capital Ratio	12.86%	14.37%
CRE / Total Risk-Based Capital [2]	237%	213%
ADC / Total Risk-Based Capital [2]	49%	44%

1) The tangible common equity ratio is calculated as total equity less preferred stock divided by total assets
2) Southern First Bank level Call Report data; based on preliminary information subject to change
3) Pro forma metrics are presented for illustrative purposes only and assume a $65.2 million common equity offering, a 5.25% underwriting discount and approximately $500 thousand of offering expenses; the pro forma presentation assumes that 100% of net proceeds (after redemption of $11.5 million of subordinated notes) are downstreamed to Southern First Bank and deployed into assets assumed to carry a 20% risk weighting solely for modeling purposes

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